UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2009

                           SENECA-CAYUGA BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Federal                               000-52111               16-160243
-----------------------------       ---------------------      -------------
(State or Other Jurisdiction)       (Commission File No.)    (I.R.S. Employer
of Incorporation)                                            Identification No.)


19 Cayuga Street, Seneca Falls, New York                          13148
----------------------------------------                          -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (315) 568-5855
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))






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Item 8.01.        Other Events
                  ------------

     Seneca-Cayuga Bancorp, Inc. (OTC Bulletin Board: SCAY) (the "Company"), the holding company of Seneca Falls Savings Bank (the "Bank"), announced today that the Bank has filed public notice that it plans to open a new banking office at 89 Main Street, Phelps, New York. The Bank has entered into an agreement to purchase the property and expects to close on the sale in August. The new office is expected to open by November 1, 2009.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

        (a) Financial statements of businesses acquired. None.
        (b) Pro forma financial information. None.
        (c) Shell company transactions. None.
        (d) Exhibits. None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      SENECA-CAYUGA BANCORP, INC.

DATE:  July 22, 2009                  By:  /s/ Menzo D. Case
                                           -----------------
                                           Menzo D. Case
                                           President and Chief Executive Officer